                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only
                 (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                            CELSION CORPORATION
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials:
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or
           schedule and the date of its filing.
           (1)  Amount previously paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration no.:
                ----------------------------------------------------------
           (3)  Filing party:
                ----------------------------------------------------------
           (4)  Date filed:
                ----------------------------------------------------------

                              CELSION CORPORATION
                           10220-I OLD COLUMBIA ROAD
                            COLUMBIA, MD 21046-1705

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 1, 2000

                            ------------------------

To the Stockholders:

    Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of Celsion Corporation (the "Company") will be held at 1:00 o'clock PM on Thursday, June 1, 2000 at the Columbia Hilton, 5485 Twin Knolls Road, Columbia, MD 21045 for the following purposes:

    (1) To elect a Board of seven Directors, to hold office until the next annual meeting and until their respective successors shall have been elected and shall have qualified;

    (2) To ratify the selection by the Board of Directors of Stegman & Company as the independent public accountants of the Company for the year ending September 30, 2000;

    (3) To consider a management proposal to change the Company's state of incorporation from Maryland to Delaware, and concurrently to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 and to authorize a separate class of 100,000 shares of Preferred Stock; and

    (4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

    The close of business on April 17, 2000 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only stockholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

    All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend the Meeting, you are urged TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, which is being solicited on behalf of the Company's management, as promptly as possible in the postage-prepaid envelope provided. Sending in your proxy card will ensure your representation and the presence of a quorum at the Meeting. Even if you send in your proxy card, you may still attend the Meeting and vote your shares in person, since your proxy is revocable as set forth in the Proxy Statement.

                                          By Order of the Board of Directors
                                          JON MON
                                          SECRETARY

April 25, 2000
Columbia, Maryland

         IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
    AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT

                            ------------------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Celsion Corporation (the "Company" or "Celsion") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") to be held at 1:00 o'clock PM on Thursday, June 1, 2000 at the Columbia Hilton, 5485 Twin Knolls Road, Columbia, Maryland 21045, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

    Only stockholders of record at the close of business on April 17, 2000, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were approximately 60,693,216 shares of Common Stock of the Company issued and outstanding. If you were a Stockholder as of the record date, you are entitled to vote at the Meeting and your presence is desired and encouraged. IF YOU CANNOT BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN ORDER TO INSURE A QUORUM AT THE MEETING. A postage pre-paid return envelope is enclosed for your convenience.

    The Company's offices are located at 1220-I Old Columbia Road, Columbia, MD 21046-1705, and its telephone is 1-410-290-5390 or 1-800-262-0394 (toll free).
The approximate date on which this Proxy Statement and accompanying proxy and Annual Report on Form 10-K are first being sent to stockholders is April 25, 2000.

    The proposals to be submitted to the stockholders which concern a change of the Company's state of incorporation from Maryland to Delaware and a concurrent increase in the number of authorized shares and the addition of a class of Preferred Stock, all involve changes in the Company's corporate charter. Accordingly, each such proposal will require approval by a favorable vote of two-thirds of all shares present in person or by proxy and entitled to be voted at the Meeting. Each of the other matters submitted to the stockholders, including the election of directors, requires the favorable vote of a majority of the shares of the shares entitled to be voted. The presence in person or by proxy of a majority of all outstanding shares will constitute a quorum. In the event that the number of shares represented at the meeting in person or by proxy is less than a quorum, the persons named in the accompanying proxy will vote FOR an adjournment of the Meeting

    Stockholder votes will be tabulated by American Stock Transfer & Trust Company, the Company's transfer agent. Shares represented at the Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining whether a quorum exists. Abstentions and broker non-votes (shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote) on a particular matter, including the election of directors, will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will be treated as not voted for purposes of determining the decision of stockholders with respect to such matter; accordingly, they will have the same effect as a vote against the proposal.

PROXIES

    The enclosed proxy is solicited by the Board of Directors. If the proxy is properly returned by dating, signing and mailing, and if choices are specified therein and the proxy is not revoked, the shares represented thereby will be voted at the Meeting in accordance with the instructions indicated on the proxy. If no choice is specified as to any item, the proxy will be voted as recommended by the Board of Directors.

REVOCABILITY OF PROXIES

    Any stockholder of the Company giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Company, not later than the commencement of the Meeting, a letter or other suitable instrument of revocation or a later dated proxy, duly executed by the stockholder.

SOLICITATION

    The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material which may be furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The solicitation of proxies will be made by the use of the mails and through direct communication with certain stockholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor. The Company may also engage a professional solicitation firm to solicit proxies and distribute materials to certain stockholders, brokerage houses, banks, custodians and other nominee holders at a cost which is not expected to exceed $15,000.

         IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE
    AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                            AS PROMPTLY AS POSSIBLE.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

BOARD OF DIRECTORS

    The members of the Company's Board of Directors, and their executive positions with the Company, are as follows:

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Spencer J. Volk...........................     66      President, Chief Executive Officer and
                                                       Director

Augustine Y. Cheung.......................     53      Chairman, Chief Scientific Officer and
                                                       Director

Max E. Link...............................     59      Director

LaSalle D. Leffall, Jr....................     70      Director

Claude Tihon..............................     55      Director

John Mon..................................     48      Secretary, Treasurer/General Manager
                                                       and Director

Walter B. Herbst..........................     61      Director

DIRECTOR COMPENSATION

    For the year ended September 30, 1999, the four members of the Board of Directors who are not officers of the Company were entitled to directors fees at the annual rate of $20,000 each. In lieu of a cash payment of such directors fees, each outside director was paid in shares of Common Stock, valued at a price of $0.88 per share, the closing price on September 30, 1999. Accordingly, Dr. Max E. Link and Walter B. Herbst each received 22,727 shares, while Dr. La Salle D. Leffall and Dr. Claude Tihon each received 7,576 shares reflecting pro-rated compensation for the service of Messrs. Leffall and Tihon as directors beginning May 27, 1999. In addition, Mr. Herbst received an option to purchase 15,000 shares of Common Stock of the Company at $0.50 per share, exercisable during the period from October 1, 1999 through September 30, 2004, for prior service on the Board of Directors. In 1997, the Company granted to Dr. Link an option to purchase 50,000 shares of Common Stock of the Company, exercisable at $0.75 per share, which will terminate on December 30, 2004. In the year ended September 30, 1999, the Company also agreed to grant to each of Dr. Tihon and Dr. Leffall an option to purchase 50,000 shares, exercisable at $0.74 per share, which will vest on May 27, 2000 (if each is then serving as a director) and will terminate May 26, 2005.

    Officers of the Company who also act as directors previously received 2000 shares each of Common Stock for a full year of service on the Board, but, beginning in the current fiscal year, no separate compensation will be paid to any officer of the Company for service on the Board or any Board committee.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors presently maintains an Audit Committee, a Compensation Committee, and a Research and Development Oversight Committee. The Audit Committee's principal responsibilities are to recommend annually a firm of independent auditors to the Board of Directors, to review the annual audit of the Company's Financial Statements and to meet with the independent auditors of the Company from time to time in order to review the Company's general policies and procedures with respect to audits and accounting and financial controls. The principal responsibilities of the Compensation Committee are to establish compensation policies for the executive officers of the Company and to administer the Company's incentive plans. The Research and Development Oversight Committee is responsible for reviewing the performance, scheduling and cost-effectiveness of the Company's research and development programs.

    Drs. Link, Leffall and Tihon serve on the Audit Committee. Messrs. Herbst and Volk and Dr. Link comprise the Compensation Committee. Dr. Cheung and
Mr. Herbst are the members of the Research and Development Oversight Committee.

MEETINGS OF BOARD AND COMMITTEES

    In the fiscal year ended September 30, 1999, there were 11 meetings of the Board of Directors. The Research and Development Oversight Committee and the Compensation Committee each met three times during the fiscal year ended September 30, 1999, while the Audit Committee held a single initial organizational meeting during that time. All directors attended at least 75% of the meetings of the Board and of all committees of which they were members.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    The Company's Bylaws previously provided for a classified Board election process, under which the Directors were divided into three separate classes, each of which were elected for staggered terms of two years. The Company has found the use of staggered Board elections to be cumbersome and unnecessary, and the Board has amended the Company's Bylaws to provide for the annual election of all directors.

    Accordingly, the seven nominees whose biographical summaries and ages appear below, are proposed for election as directors of the Company, to serve until the next annual meeting and until their successors are elected and shall qualify. Information with respect to the direct and indirect beneficial ownership by such persons of shares of the Company's Common Stock appears immediately after the biographical summaries.

    SPENCER J. VOLK. Mr. Volk has been a director, President, and Chief Executive Officer of the Company since May 22, 1997. From 1994 to 1996,
Mr. Volk was President and Chief Operating Officer of Sunbeam International. From 1991 to 1993, Mr. Volk was President and Chief Executive Officer of the Liggett Group, Inc. From 1989 to 1991, he was President and Chief Operating Officer of Church and Dwight (Arm and Hammer), and from 1984 to 1986, he was President and Chief Executive Officer of Tropicana Products, Inc. Prior to that, he spent thirteen years in various staff and management positions at Pepsico, ultimately as Senior Vice President for the Western Hemisphere. Mr. Volk holds an Honors BA in Economics and Math from Queens University in Ontario, Canada and a BA in Economics from Royal Military College in Ontario, Canada.

    AUGUSTINE Y. CHEUNG. Dr. Cheung is Chairman of the Board of Directors and has served as a director, principal executive officer and Chief Scientific Officer of the Company since 1982. Dr. Cheung was the founder of the Company and served as President from 1982 to 1986 and Chief Executive Officer from 1982 to 1996. From 1982 to 1985, Dr. Cheung was a Research Associate Professor of the Department of Electrical Engineering and Computer Science at George Washington University and from 1975 to 1981 was a Research Associate Professor and Assistant Professor at the Institute for Physical Science and Technology and the Department of Radiation Therapy at the University of Maryland. Dr. Cheung holds a Ph.D. and Masters Degree from the University of Maryland. Dr. Cheung is the brother-in-law of John Mon, a director and officer of the Company.

    MAX E. LINK.  Dr. Link has been a director of the Company since
September 23, 1997. Dr. Link currently provides consulting and advisory services to a number of pharmaceutical and biotechnology companies. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a medical diagnostics company acquired by Hoffman-LaRoche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharma AG culminating in his appointment as Chairman of the Board of Directors in 1992. Dr. Link serves on the Board of Directors of the following publicly held companies: Human Genome Sciences; Alexion Pharmaceuticals; Cell Therapeutics; Access Pharmaceuticals; Protein Design Laboratories; Osiris Therapeutics; Procept, Inc.; Discovery Laboratories Inc. and Cytrx Corp.
Dr. Link holds a Ph.D. in economics from the University of St. Galen (Switzerland).

    LA SALLE D. LEFFALL, JR.  Dr. Leffall has served as a director since
May 27, 1999. He has been s Professor of Surgery at Howard University College of Medicine since 1970, and in 1992 was named the Charles R. Drew Professor of Surgery. Dr. Leffall also served as Chairman of the College's Department of Surgery from 1970 to 1985. He is also a Professional Lecturer in Surgery at Georgetown University. Dr. Leffall holds a B.S. from Florida A&M and a medical degree from Howard University. Dr. Leffall is a director of Warner Lambert, Mutual of America, Chevy Chase Bank and the Charles A. Dana Foundation. He is a former President of the American College of Surgeons and the American Cancer Society. He is also a consultant for the National Cancer Institute, a diplomat of the American Board of Surgery and a fellow of the American College of Surgeons.

    CLAUDE TIHON. Dr. Tihon has served as a director since May 27, 1999, and is currently President and Chief Executive Officer of Contimed, Inc., a medical device company for developing urological products to manage women's stress incontinence and men's prostate obstruction. From 1987 to 1995, Dr. Tihon served in numerous positions with Pfizer, Inc., culminating in his appointment as Vice President of Research and Technology Assessment of American Medical
Systems, Inc., a Pfizer Co. subsidiary. From 1983 to 1987, Dr. Tihon served as Director of Cellular Diagnostics Development of Miles Scientific, a division of Miles Laboratories. From 1979 to 1983, Dr. Tihon served as Senior Research Scientist and Assistant Director of Clinical Cancer Research of Bristol Laboratories, a division of Bristol Myers Squibb Co. Dr. Tihon holds a Ph.D. in Pathology from Columbia University.

    JOHN MON. Mr. Mon has been employed by the Company since 1986, and has served as Treasurer and General Manager of the Company since 1989, and also as Secretary and a director since June 1997. During the first two years of his employment with the Company, Mr. Mon was responsible for the Company's FDA filings, which resulted in obtaining pre-marketing approval for the Microfocus 1000. From 1983 to 1986, he was an economist with the U.S. Department of Commerce in charge of forecasting business sales, inventory and prices for all business sectors in the estimation of Gross National Product. Mr. Mon holds a B.S. degree from the University of Maryland. Mr. Mon is the brother-in-law of Dr. Cheung.

    WALTER B. HERBST.  Mr. Herbst has been a director of the Company since
May 28, 1997. Mr. Herbst is the Chairman and a director of Herbst Lazar
Bell, Inc., the engineering firm he founded in 1962. Mr. Herbst also serves as a faculty fellow in industrial design at the Northwestern University McCormick School of Engineering and Applied Sciences, teaching materials and process. Additionally, he serves on the faculty at Northwestern University's Kellogg Graduate School teaching a course in product development. Mr. Herbst holds a Bachelors Degree in Industrial Design from the University of Illinois and a Masters Degree in Management from the Kellogg Graduate School of Northwestern University.

RECOMMENDATION

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE SEVEN NOMINEES AS DIRECTORS OF THE COMPANY, EACH TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF THE STOCKHOLDERS OF THE COMPANY OR UNTIL A SUCCESSOR SHALL HAVE BEEN CHOSEN AND SHALL HAVE QUALIFIED.

                       COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding shares of voting securities of the Company beneficially owned as of March 31, 2000, determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, by:
(i) each person known by the Company to beneficially own 5% or more of the outstanding voting securities; (ii) by each current director; (iii) by each current executive officer; and (iv) by all current directors and executive officers of the Company as a group.

NAME AND ADDRESSES OF OFFICERS,                                 AMOUNT OF        PERCENTAGE OF
DIRECTORS AND PRINCIPAL STOCKHOLDERS                          COMMON SHARES   VOTING SECURITIES(1)
------------------------------------                          -------------   --------------------
Augustine Y. Cheung (2).....................................    7,131,176             11.66%
Spencer J. Volk (3).........................................    3,439,485              5.61%
John Mon (4)................................................    1,008,288              1.65%
Walter B. Herbst (5)........................................      215,727              0.36%
Max E. Link.................................................      184,765              0.30%
LaSalle D. Leffall, Jr. (6).................................       57,576              0.09%
Claude Tihon (7)............................................       73,576              0.12%
Executive Officers and Directors as a group (7
  individuals)..............................................   12,110,593             19.79%

------------------------

(1) Except as noted, the percentages shown in the above table do not give effect to outstanding options and warrants or to any shares reserved for issuance under a Company stock option plan. Outstanding options and warrants do not carry voting rights.

(2) Includes 500,000 shares purchasable under current options.

(3) Includes 650,000 shares purchasable under current options.

(4) Includes 600,000 shares purchasable under current options.

(5) Does not include approximately 900,000 shares and an option to purchase 20,000 shares held by an employee stock ownership trust of Herbst, Lazar, Bell, Inc. ("HLB"), a company of which Mr. Herbst is a director. Mr. Herbst disclaims any beneficial ownership interest in the options and shares owned by the trust.

(6) Includes current options to purchase 50,000 shares.

(7) Includes current options to purchase 61,000 shares.

    The address of each of the named principal stockholders is c/o Celsion Corporation, 10220-I Old Columbia Road, Columbia, MD 21046-1705

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than ten-percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company between October 1, 1998 and September 30, 1999, and on discussions with directors and officers, the Company believes that during the last fiscal year all applicable 16(a) filing requirements were met.

                             EXECUTIVE COMPENSATION

    The following table sets forth the aggregate cash compensation paid for services rendered to the Company in all capacities during each year of the three-year periods ended September 30, 1999 to the Company's Chief Executive Officer and to each of the Company's other executive officers whose annual combined salary and bonus for the most recent fiscal year exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION
                                -----------------------------------------------------
                                                                         OTHER ANNUAL
NAME AND PRINCIPAL               FISCAL                       BONUS      COMPENSATION
POSITION                          YEAR     SALARY ($)          ($)           ($)
------------------              --------   ----------      -----------   ------------
Spencer J. Volk,..............    1999      $240,000
President and Chief Executive     1998      $240,000
Officer                           1997      $ 96,923(3)

Augustine Y. Cheung,..........    1999      $180,000
Chairman of the Board of          1998      $125,000
Directors                         1997      $125,000

John Mon......................    1999      $ 90,000
Treasurer, Secretary, and         1998      $ 78,000
General Manager                   1997      $ 78,000

                                         LONG-TERM COMPENSATION AWARDS
                                -----------------------------------------------
                                 RESTRICTED                         ALL OTHER
NAME AND PRINCIPAL              STOCK AWARDS            STOCK      COMPENSATION
POSITION                            ($)              OPTIONS (#)       ($)
------------------              ------------         -----------   ------------
Spencer J. Volk,..............    $  1,760(1)
President and Chief Executive     $700,640(1)(2)
Officer                           $281,995(1)(2)
Augustine Y. Cheung,..........    $  1,760(1)
Chairman of the Board of          $    640(1)
Directors                         $  2,120(1)
John Mon......................    $ 28,760(1)
Treasurer, Secretary, and         $    640(1)
General Manager                   $    844(1)

------------------------------

(1) In each of fiscal years 1997, 1998 and 1999, Dr. Cheung received 2,000 shares of the Common Stock of the Company for his services as a member of the Board of Directors of the Company. For his service on the Board,
    Mr. Volk received 701 shares of Common Stock for fiscal year 1997 and 2,000 shares of Common Stock for fiscal year 1998 and 1999. John Mon received 2,000 shares of Common Stock of the company for his services as a member of
    the Board of Directors in each of fiscal years 1997,1998, and   1999. In the
    past fiscal year, John Mon also received a one-time bonus of 100,000 shares of the Common Stock of the Company for his services as an employee of the company.

(2) Pursuant to his 1997 employment agreement, Mr. Volk was granted 500,000 shares of Common Stock in fiscal year 1997. Under that agreement, Mr. Volk also had the right to receive up to 1,400,000 additional shares of the Common Stock of the Company if the Company met certain financing goals during his tenure. As of September 30, 1998, Mr. Volk had received 1,000,000 shares of such amount. See "Executive Employment Agreements."

(3) Reflects compensation for a portion of the fiscal year; Mr. Volk became President and Chief Executive Officer of the Company on May 11, 1997.

AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES IN 1999

    The following table summarizes for each of the Named Executive Officers the number of stock options held at September 30, 1999 and the aggregate dollar value of in-the-money unexercised options. The value of unexercised, in-the-money options at September 30, 1999 is the difference between exercise price and the fair market value of the underlying stock on September 30, 1999, which was $0.88 per share based on the closing price of the Common Stock of the Company on September 30, 1999. The options described have not been and may never be exercised, and actual gains, if any, on exercise will depend on the value of the Common Stock of the Company on the actual date of exercise. No options were exercised by any Named Executive Officer in fiscal 1999.

      AGGREGATE OPTION EXERCISES IN FISCAL 1999 AND YEAR-END OPTION VALUES

                                                                           NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                                  9/30/99                       9/30/99
                                     SHARES ACQUIRED   VALUE REALIZED   ---------------------------   ---------------------------
NAME                                   ON EXERCISE          ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 ---------------   --------------   -----------   -------------   -----------   -------------
Augustine Y. Cheung................         0                $0           400,000           0           $252,000          $0
Spencer J. Volk....................         0                $0                 0           0           $      0          $0
John Mon...........................         0                $0           600,000           0           $378,000          $0

STOCK OPTION PLANS

    At the annual meeting held on April 27, 1998, the stockholders approved an omnibus stock option plan. The plan commits up to 2,000,000 shares for option grants to directors, employees and consultants, of which options for 244,000 shares have been granted to date. The Company has also agreed to allow Spencer
J. Volk to recommend the recipients of certain options, to be reviewed by the Board of Directors. To date, options for a total of 280,000 such shares have been granted upon the recommendation of Mr. Volk.

EXECUTIVE EMPLOYMENT AGREEMENTS

    Under its agreement with the placement agent which conducted the Company's private placement offering consummated on January 31, 2000, the Company was required to enter into three-year employment agreements with Spencer J. Volk, the Company's President and Chief Executive Officer, and with Augustine Y. Cheung, the Company's Chairman and Chief Scientific Officer. The new agreements were entered into in order to encourage continuity of management and are effective as of January 1, 2000. The terms of the Company's prior executive employment arrangements and a summary of the new agreements are as described below.

    In May 1997, the Company and Spencer J. Volk, President and Chief Executive Officer, entered into a one-year executive employment agreement, automatically renewable annually for additional one-year periods unless terminated by either party at least 90 days prior to the end of the then current one-year period. The agreement provided for an initial annual salary of $240,000, which was to be adjusted to at least $360,000 upon the Company's successful raising of an aggregate of at least $5,000,000 in additional capital. In addition, Mr. Volk was awarded incentive compensation of 500,000 shares of Common Stock of the Company at commencement of his employment. He also had the right to receive up to 1,400,000 additional shares subject both to an increase in the Company's capital base and to Mr. Volk's continued employment. Under Mr. Volk's leadership, the Company achieved the specified capital goals. But, as of September 30, 1999, Mr. Volk had received only 1,000,000 of the additional shares. At the request of the Company, he deferred receipt of the remaining 400,000 shares to a later date. Similarly, although the pre-condition for Mr. Volk's salary adjustment had been met, Mr. Volk agreed, at the further request of the Company, to waive the salary increase due him for any period prior to September 30, 1999.

    With regard to the deferred 400,000 shares, on November 11, 1999, the Company requested Mr. Volk to waive his right under his existing employment agreement to receive such shares. Simultaneously, (i) the Company granted him an option to purchase 400,000 shares of restricted Common Stock at a price equal to two-thirds of the average closing price of Common Stock during the prior three trading days (which closing price amounted to approximately $0.75 per share) and
(ii) the Company agreed to issue 100,000 shares of Common Stock to him no later than February 15, 2000. Mr. Volk agreed to the Company's proposal.

    The new executive employment agreement between the Company and Dr. Cheung provides for an annual salary of $240,000 per year commencing as of January 1, 2000. As a form of bonus, the agreement grants Dr. Cheung an option to purchase up to 300,000 shares of Common Stock at intervals until October 1, 2002 at an exercise price of $1.20 which is equal to the average closing price of the Company's

Common Stock during the Company's fiscal quarter ended December 31, 1999. If
Dr. Cheung continues to be employed by the Company on each exercise date, he will be entitled to exercise the bonus option in three separate installments of 100,000 shares each. He may exercise the first installment after March 15, 2000, the next installment after October 1, 2001, and the final installment after October 1, 2002. Shares purchased under the bonus option will be subject to restrictions on transfer for a minimum period of two years after purchase.
Dr. Cheung's employment agreement also grants to him performance-based options to purchase up to a maximum of 700,000 incentive shares of Common Stock, at exercise prices ranging from a low of $0.80 to a high of $1.60 per share, on achieving five significant corporate milestones. Those performance objectives include obtaining final FDA approval for Company products, consummating alliances with strategic marketing and distribution partners, and attaining annual pre-tax earnings of at least $1,000,000 for the Company. A performance-based option may be exercised only after the milestone has been achieved and during the term of Dr. Cheung's employment. Shares issued on exercise of performance-based options will be subject to restrictions comparable to those imposed on the annual bonus option shares.

    At the request of the placement agent and the Company, Mr. Volk agreed to terminate his prior employment agreement and to enter into a new three-year employment agreement. Mr. Volk's salary in fiscal year 2000 will continue to be $240,000. His compensation arrangements contain annual bonus and performance-based option provisions similar to those contained in Dr. Cheung's employment agreement, except that Mr. Volk will be issued an initial annual bonus option for the purchase of 250,000 shares in fiscal year 2000 instead of the 100,000 share bonus option provided for that year in Dr. Cheung's agreement. (Mr. Volk's annual bonus for each of fiscal 2001 and 2002 will be 100,000 shares, as in Dr. Cheung's agreement.) For the 2001 fiscal year and the balance of the contract term, Mr. Volk's annual salary will be $360,000, of which only $240,000 will be paid on a current basis. The salary differential will accrue as an unpaid obligation to Mr. Volk at the rate of $10,000 per month, and will be represented by a junior convertible note of the Company, carrying interest at an annual rate of 8.75%, payable interest only until September 30, 2001. After October 1, 2001, the outstanding principal amount of the note will be payable in four quarterly installments of principal and interest. However, the balance of the note will become payable in full, and regular salary payments will be made at the annual rate of $360,000 when the Company achieves annual revenues of at least $2.5 million. At the option of Mr. Volk, the balance payable at any time under the note will be convertible into shares of Common Stock of the Company at a price equal to 80% of the average closing price of such Common Stock during any ten consecutive trading days (as selected by Mr. Volk) within the forty trading days immediately prior to the date of any conversion of the note.

    The new agreements for each executive provide for continued payment of salary and benefits during the full terms of the agreements in the event of a change of control of the Company. A change of control is defined as a merger, asset sale, tender offer or other substantial change in voting control, or the election of a new majority of the Board of Directors or of three or more directors whose election is opposed by a majority of the Board. In addition, the agreements provide for Consumer Price Index adjustments, restrictive covenants and confidentiality and other protections in the form generally included in employment agreements for senior management.

    Other than as set forth above, there are no employment contracts, termination of employment or change in control arrangements.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company's officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management.

    The Committee and the Board have adopted the following executive compensation approaches:

    EXECUTIVE COMPENSATION PHILOSOPHY

    The Company attempts to design executive compensation to achieve two principal objectives. First, the program is intended to be fully competitive so that the Company may attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation varies with business performance.

    The Committee's philosophy is to pay competitive annual salaries, coupled with an incentive system which, through stock compensation, provides more than competitive total compensation for superior performance reflected in increases in the Company's stock price.

    Based on assessments by the Board and the Committee, the Committee believes that the Company's compensation program for its senior executive officers has the following characteristics that serve to align executive interests with long-term stockholder interests:

    - Emphasizes "at risk" pay such as options and grants of restricted stock;

    - Emphasizes long-term compensation through options and restricted stock awards; and

    - Rewards financial results and promotion of Company objectives rather than individual performance against individual objectives.

    ANNUAL SALARIES

    Except where salaries are established under longer term contracts, salary ranges and increases for executives are established annually based on competitive data. Within those ranges, individual salaries vary based upon the individual's work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly-hired executives will be determined at time of hire taking into account the above factors other than tenure.

    LONG-TERM INCENTIVES

    The grant of restricted stock or options to key employees encourages equity ownership and closely aligns management interests with the interests of stockholders. The amount and nature of any option or restricted stock award is determined by the Committee on a case by case basis, depending upon the individual's perceived future benefit to the Company and the perceived need to provide additional incentive to align performance with the objectives of the stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No interlocking relationship exists between the Compensation Committee or the Board of Directors and any other company's board of directors or compensation committee. Spencer J. Volk, President and Chief Executive Officer, is party to an employment agreement with the Company and has made loans and advances to the Company which were repaid through conversion into Common Stock. See "Certain Relationships and Related Transactions." Mr. Volk's 1997 employment agreement with the Company was arranged prior to the formation of the Compensation Committee. New employment agreements with Mr. Volk and Dr. Cheung, entered into in January, 2000, were reviewed by the Compensation Committee and approved by the full Board, with neither Messrs. Volk or Cheung participating in the deliberations concerning their respective agreements. The Compensation Committee believes that the compensation arrangements for Mr. Volk and Dr. Cheung serve to align their respective interests with those of the stockholders.

                               PERFORMANCE GRAPH

    Federal regulation requires inclusion in this Proxy Statement of a line graph comparing cumulative total stockholder return on Common Stock with the cumulative total return of (1) NASDAQ Combined Index and (2) a published industry or line-of-business index. This performance comparison appears below. The Board of Directors recognizes that the market price of shares is influenced by many factors, only one of which is Company performance. The stock performance shown on the graph is not necessarily indicative of future price performance.

TOTAL RETURN ANALYSIS                          9/30/94    9/29/95    9/30/96    9/30/97    9/30/98    9/30/99
---------------------                          --------   --------   --------   --------   --------   --------
Celsion Corp.................................  $100.00    $472.73    $300.00    $309.09    $ 93.09    $256.00
Nasdaq Health................................  $100.00    $558.31    $698.80    $701.54    $504.35    $479.35
Nasdaq Composite (US)........................  $100.00    $136.51    $160.50    $220.52    $221.59    $359.25

------------------------

Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from Bloomberg Financial Markets.

            PROPOSAL NO. 2--RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors, upon the recommendation of the current Audit Committee, has appointed Stegman & Company as the independent public accountants of the Company to audit its financial statements for the fiscal year ending September 30, 2000 and requests stockholder ratification of such selection. Stegman & Company served as the Company's independent accountants for the 1999 fiscal year, and has advised the Company that neither Stegman & Company nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than their duties as auditors and accountants.

    If the appointment is not ratified, the Board of Directors will select other independent public accountants for the Company. Representatives of Stegman & Company are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

RECOMMENDATION

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                       PROPOSAL NO. 3--REINCORPORATION IN
                    DELAWARE AND CHANGE IN AUTHORIZED SHARES

INTRODUCTION

    For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Maryland to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation").

    STOCKHOLDERS SHOULD READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS ATTACHED AS APPENDIX A, B AND C HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout this Proxy Statement, the term "the Company" or "Celsion" refers to Celsion Corporation, the existing Maryland corporation, and the term "Celsion Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of the Company, which is the proposed successor to the Company in the Proposed Reincorporation.

    As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. The proposed Certificate of Incorporation and Bylaws for Celsion Delaware are comparable in many respects to those currently in effect for Celsion, with the significant exceptions that (i) the Celsion Delaware Certificate of Incorporation will include an increase in authorized capitalization and will provide for an authorized class of Preferred Stock as described below, and (ii) the Bylaws for Celsion Delaware contain requirements concerning advance notice for the nomination of director candidates and the introduction of new business at stockholder meetings.

    The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

    The Reincorporation Proposal will be effected by merging (the "Merger") the Company into Celsion Delaware, which is presently an inactive, wholly-owned subsidiary of the Company. Upon completion of the Merger, the corporate entity with a legal domicile in Maryland will cease to exist and Celsion Delaware will continue to operate the business of the Company under the Company's current name, Celsion Corporation.

    Pursuant to the Plan and Agreement of Merger, in substantially the form attached to this Proxy Statement as Appendix A (the "Merger Agreement"), each presently outstanding share of Celsion Common Stock, par value $.01 per share, will be automatically converted into one share of Celsion Delaware Common Stock, par value $0.01 per share, and each outstanding share of Series A Preferred Stock will similarly be converted into one share of Series A Preferred Stock of Celsion Delaware, upon the effective date of the Merger and without any further required action by stockholders. Each stock certificate representing issued and outstanding shares of Celsion will continue to represent the same number of issued and outstanding shares of Celsion Delaware. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CELSION DELAWARE. Furthermore, each validly outstanding Company warrant or option exercisable for the purchase of shares of Common Stock will continue to be exercisable or convertible for the purchase of the number of shares indicated in such warrant, option or preferred share. However, stockholders may exchange their certificates if they so choose. The Common Stock of Celsion is quoted on the OTC Electronic Bulletin Board maintained by the National Association of Securities Dealers, and the shares of Celsion Delaware are expected to continue to be so quoted under the same symbol, "CELN."

    The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the stockholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Stockholders of Celsion will have no appraisal rights with respect to the Merger.

    The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Celsion Delaware and the Bylaws of Celsion Delaware, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

    Approval of the Reincorporation Proposal will require the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock of the Company entitled to vote at the Meeting. APPROVAL BY STOCKHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF CELSION DELAWARE AND ALL PROVISIONS THEREOF, INCLUDING AN INCREASE IN THE COMPANY'S AUTHORIZED CAPITALIZATION AS DISCUSSED BELOW.

    No vote is required from the holders of Celsion's Series A Preferred Stock since no provision in the Merger Agreement would have entitled the holders of the Series A Preferred Stock to vote as a class if the Reincorporation Proposal had been presented in the form of a proposed amendment to Celsion's Certificate of Incorporation.

RECOMMENDATION

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REINCORPORATION PROPOSAL. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own, as follows:

    PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW.

    For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS.

    Delaware law permits a corporation to include a provision in its certificate of incorporation which reduces or limits the personal liability of directors, and provides indemnification to them, for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than the law of Maryland and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Maryland law.

    WELL-ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE.

    There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule and other standards. The Company believes that its stockholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, LOCATION, ETC.

    The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement and Appendices A, B and C. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities, location of the facilities or the business and strategic plans of the Company. The seven directors who will be elected at the Meeting will become the directors of Celsion Delaware. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Celsion's rights and obligations under such material contractual arrangements will continue and be assumed by Celsion Delaware.

    Furthermore, all options and warrants to acquire common stock of the Company will be unchanged, will be assumed and continued by Celsion Delaware, and will automatically be converted into an option or right to purchase the same number of shares of Celsion Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. All shares of Series A Preferred Stock of the Company will automatically become shares of Series A Preferred Stock of Celsion Delaware, and will be unaffected by the Proposed Reincorporation.

ANTITAKEOVER IMPLICATIONS

    Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control, and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

    In the discharge of its fiduciary obligations to its stockholders, the Board of Directors may evaluate the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a stockholder rights plan and the adoption of a severance plan for its management and key employees which becomes effective upon the occurrence of a change in control of the Company.

    The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its stockholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all stockholders the opportunity to receive the same economic benefits.

    By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all stockholders.

THE CHARTERS AND BYLAWS OF CELSION AND CELSION DELAWARE

    The provisions of the Celsion Delaware Certificate of Incorporation and Bylaws are comparable in many respects to those of the Celsion Articles of Incorporation and Bylaws. The material differences relate to the authorized shares of the Company's Common Stock and the creation of an authorized class of Preferred Stock as well as to the nomination and business procedures used for annual meetings, as discussed below. This discussion of the Certificate of Incorporation and Bylaws of Celsion Delaware is qualified by reference to Appendices B and C hereto.

    The Articles of Incorporation of Celsion currently authorize the Company to issue up to 100,000,000 shares. The Certificate of Incorporation of Celsion Delaware provides that it will have 150,000,000 authorized shares of Common Stock, par value $0.01 per share, and 100,000 shares of Preferred Stock, par value $0.01 per share. Through its recent filing in Maryland of Articles Supplementary, the Company set aside and designated, from its authorized shares, only 7,000 shares of a new Series A Convertible Preferred Stock, 4,852.5 shares of which were issued in the Company's private placement offering consummated January 31, 2000. As noted below, the Celsion Delaware Certificate of Incorporation will permit the Board of Directors to create additional series of Preferred Stock and to determine the powers, preferences and rights, and the qualifications, limitations or restrictions of such series.

    MONETARY LIABILITY OF DIRECTORS.

    The Articles of Incorporation of Celsion and the Certificate of Incorporation of Celsion Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the Maryland and Delaware, respectively. Because of Delaware's status as a leader in developing the law of corporate governance as noted above, the Board believes that present and future Delaware provisions on the limitation of directors' liability will be interpreted to be potentially more expansive than the corresponding provisions in the Company's present Articles of Incorporation. For a more detailed explanation of the foregoing, see discussion below under "Comparison Between the Corporation Laws of Delaware and Maryland."

    NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT STOCKHOLDER MEETINGS.

    The Bylaws of Celsion Delaware include an advance notice procedure with regard to the nomination, other than by or at the direction of the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of stockholders (the "Business Procedure"). The Certificate of Incorporation and Bylaws of the Company contain no such procedures, which, in the Board's view, are important to prevent sudden and ill-considered actions from being proposed and voted on at stockholder meetings.

    The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not fewer than 120 days prior to the meeting.

    Under the Nomination Procedure, a stockholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person, including name, address, a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the stockholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the stockholder who proposes to bring the business before the meeting. If the meeting chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if the chairman or other officer presiding determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such other business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

    By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Celsion Delaware Bylaws, like the existing Company Bylaws, do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the Celsion Delaware Bylaws, unlike the Celsion Bylaws, may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its stockholders.

COMPARISON BETWEEN THE CORPORATION LAWS OF DELAWARE AND MARYLAND

    STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

    DELAWARE. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three (3) years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations of
Section 203 does not apply if 1) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; 2) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or 3) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Section 203 will encourage any potential acquiror to negotiate with the a Delaware corporation's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for a Delaware corporation in which all stockholders would not be treated equally. Stockholders should note, however, that the application of
Section 203 to a Delaware corporation will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the corporation's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of the Company intends that the Company be governed by Section 203. The Company believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

    MARYLAND. Under Maryland law, a corporation may not engage in any business combination with any interested stockholder or any affiliate of the interested stockholder for a period of five (5) years following the most recent date on which the interested stockholder became an interested stockholder. An "interested stockholder" is any person (other than the corporation or any subsidiary) that is the beneficial owner of ten percent (10%) or more of the voting power of the outstanding voting stock of the corporation after the date on which the corporation had 100 or more beneficial owners of its stock; or is an affiliate or associate of the corporation and was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding stock of the corporation at any time within the two-year period immediately prior to the date in question and after the date on which the corporation had 100 or more beneficial owners of its stock. An "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person. An "associate" is: 1) any corporation or organization (other than the corporation or a subsidiary of the corporation) of which such person is an officer, director, or partner, or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities; 2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; or 3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the corporation or any of its affiliates.

    In addition to any vote otherwise required by law or the charter of the corporation, a business combination that is not prohibited shall be recommended by the Board of Directors and approved by the affirmative vote of at least:
1) eighty percent (80%) of the votes entitled to be cast by outstanding shares of voting stock of the corporation, voting together as a single voting group; and 2) two-thirds (66 2/3%) of the votes entitled to be cast by holders of voting stock other than voting stock held by the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder, voting together as a single voting group.

    The prohibition on such business combinations shall not apply to business combinations that specifically, generally, or generally by types, as to specifically identified or unidentified existing or future interested stockholders or their affiliates, have been approved or exempted therefrom, in whole or in part, by resolution of the Board of Directors of the corporation:
1) prior to September 1, 1983, or such earlier date as may be irrevocably established by resolution of the Board of Directors; or 2) if involving transactions with a particular interested stockholder or its existing or future affiliates, at any time prior to the determination date. Unless by its terms a resolution adopted by the Board of Directors under this provision is made irrevocable, it may be altered or repealed by the Board, but this shall not affect any business combinations that have been consummated, or are the subject of an existing agreement entered into, prior to the alteration or repeal. The "determination date" means the most recent date on which the interested stockholder became an interested stockholder.

    Additionally, unless the charter or bylaws of the corporation specifically provides otherwise, the prohibition on such business combinations shall not apply to business combinations of a corporation that, on July 1, 1983, had an existing interested stockholder, whether a business combination is with the existing stockholder or with any other person that becomes an interested stockholder after July 1, 1983, or their present or future affiliates, unless, at any time after July 1, 1983, the board elects by resolution to be subject to the prohibition.

    Finally, unless the charter or bylaws of the corporation specifically provides otherwise, the prohibition does not apply to any business combination of: 1) a close corporation; 2) a corporation having fewer than 100 beneficial owners of its stock; 3) a corporation whose original articles of incorporation have a provision, or whose stockholders adopt a charter amendment after June 30, 1983 by a vote of at least 80% entitled to be cast by outstanding shares of voting stock of the corporation and two-thirds of the votes entitled to be cast by persons who are not interested stockholders of the corporation or affiliates or associates or interested stockholders, expressly electing not to be governed by the prohibition; or 4) a corporation with an interested stockholder that became an interested stockholder inadvertently, if the interested stockholder as soon as practicable divests itself of a sufficient amount of the voting stock of the corporation so that it no longer is the beneficial owner of ten percent (10%) or more of the outstanding voting stock; and would not at any time within the five (5) year period preceding the announcement date with respect to the business combination have been an interested stockholder except by inadvertence.

    CLASSIFIED BOARD OF DIRECTORS

    A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

    DELAWARE. Delaware law permits, but does not require, a classified Board of Directors, pursuant to which the directors can be divided into as many as three
(3) classes with staggered terms of office, with only one class of directors standing for election each year. The Celsion Delaware Corporation Certificate of Incorporation and Bylaws do not provide for a classified board.

    MARYLAND. Under Maryland law, a corporation generally may provide for a classified Board of Directors, but the terms of at least one class must expire each year. The Company's Bylaws previously provided for three classes of directors, but now provide for the election of all directors at an annual meeting.

    REMOVAL OF DIRECTORS

    Delaware and Maryland law are virtually identical regarding the removal of members of the Board of Directors.

    DELAWARE. Under Delaware law, any director or the entire Board of Directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

    MARYLAND. Maryland law states that unless the corporation's charter provides otherwise, the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. Again, however, if the corporation has cumulative voting, a director may not be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board, or, if there is more than one class of directors, at an election of the class of which he is a member. Finally, if the directors are divided into classes, then a director may not be removed without cause.

    INDEMNIFICATION AND LIMITATION OF LIABILITY

    DELAWARE. A corporation may indemnify any person who was, is, or could be a party to any suit by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or serving at such person's request for another corporation or entity, against expenses, claims and judgments reasonably incurred by the person in connection with the matter, if the person acted in good faith, and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation. Additionally, the corporation may indemnify any person who was, is, or could be a party to any suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, against expenses, claims and judgments reasonably incurred, except that no indemnification shall be provided where the person shall have been adjudged to be liable to the corporation. To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith. The determination of indemnification with respect to directors or officers is to be made by: 1) majority vote of the directors who are not parties to such action, even though less than a quorum; 2) a committee of such uninvolved directors designated by a majority vote of such directors, even though less than a quorum;
3) independent legal counsel in a written opinion if there are no uninvolved directors, or if the uninvolved directors so direct; or 4) the stockholders. The expenses incurred by an officer or director in defending any suit may be paid by the corporation in advance of the final disposition, upon receipt of an undertaking by or on behalf of such director or officer to repay such expenses to the corporation if it is ultimately determined that the expenses should not have been paid.

    MARYLAND. A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:
1) the act or omission of the director was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; 2) the director received improper personal benefits; or 3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The indemnification may be against claims, judgments and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification will not be provided where the director was adjudged to be liable to the corporation. A director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Unless limited by the corporation's charter, a director who is successful on the merits or in defense in any proceeding shall be indemnified against any related expenses. The determination of whether a director is entitled to indemnification shall be made by: 1) the board by a majority vote of a quorum of non-party directors, or if quorum cannot be reached, then by a majority vote of a non-party committee of at least two
(2) directors chosen to act on that particular matter; 2) special legal counsel selected by the board or the committee, and if the requisite quorum by either uninvolved directors or the committee cannot be reached, then the full board may decide upon counsel; or 3) the stockholders. Reasonable expenses may be paid by the corporation in advance of the final disposition upon receipt by the corporation of a written affirmation of the director's good faith belief in his standard of conduct, and a written undertaking by or on behalf of the director to repay the full amount if it is ultimately determined that the standard of conduct has not been met. Indemnification shall apply to officers, employees, or agents of the corporation who are not officers of the corporation. Any indemnification, or advances of expenses, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

    INSPECTION OF STOCKHOLDER LIST

    DELAWARE. Delaware law allows any stockholder to inspect the stockholder list for a purpose reasonably related to such person's interest as a stockholder. It also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within the ten-day period preceding a stockholders meeting for any purpose germane to the meeting.

    MARYLAND. Under Maryland law, there is no customary right to inspection of the stockholders list. In Maryland, one or more persons who together are and for at least six months have been stockholders of record or holders of voting trust certificates of at least five percent of the outstanding stock of any class of a corporation may in the case of any corporation which does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the corporation a written request for a list of its stockholders. Such request shall be granted within 20 days.

    DIVIDENDS AND REPURCHASES OF SHARES

    DELAWARE. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

    MARYLAND. Under Maryland law, a corporation may make distributions to its stockholders, which shall be authorized by the corporation's Board of Directors and subject to any restrictions within its charter. If a stock dividend is payable in a corporation's own stock with par value, the shares shall be issued at par value and, at the time the stock dividend is paid, the corporation shall transfer from surplus to stated capital an amount at least equal to the aggregate par value of the shares to be issued. If a stock dividend is payable in a corporation's own stock without par value, the board of directors shall adopt at the time the stock dividend is declared a resolution which sets the aggregate amount to be attributed to stated capital with respect to the shares that constitute the stock dividend and, at the time the stock dividend is paid, the corporation shall transfer at least that amount from surplus to stated capital. In addition, no distribution may be made if, after giving effect to the distribution, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due in the usual course of business, or the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

    STOCKHOLDER VOTING ON CERTAIN MERGERS

    DELAWARE. Delaware law does not require a vote of the stockholders of a surviving Delaware corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: 1) the merger agreement does not amend the existing certificate of incorporation; 2) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and; 3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

    MARYLAND. In a merger between a Maryland corporation and a Delaware corporation where the Delaware entity will be the surviving corporation, the merger must be approved by the stockholders of the Maryland corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

    APPRAISAL RIGHTS

    Under both Delaware and Maryland law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

    DELAWARE. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available:
1) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; 2) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange.

    MARYLAND. Under Maryland law, an objecting stockholder has the right to demand and receive payment of the fair value of their stock from a successor corporation if the corporation merges with another corporation. Fair value of the stock will be determined as of the close of business on the day the stockholders voted on the transaction objected to. A stockholder may not demand the fair value of his stock and is bound by the terms of the transaction if the stock is listed on a national securities exchange or is designated as a national market system security on an inter-dealer quotation system by the National

Association of Securities Dealers, Inc. on the record date for determining stockholders entitled to vote on the transaction objected to. An objecting stockholder must file a written objection with the corporation at or before the stockholders' meeting at which the transaction will be considered. Additionally, the objecting stockholder may not vote in favor of the transaction, and within 20 days after the State Department of Assessments and Taxation accepts the articles of merger, must make a written demand on the successor for payment for his stock, stating the number and class of shares for which he demands payment. If the objecting stockholder does not comply with this section, he will be bound by the terms of the merger. Within 50 days after the State Department of Assessments and Taxation accepts the articles for record, the successor or objecting stockholder may petition a court of equity for an appraisal to determine the fair value of the stock. Finally, if the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three (3) disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Within 60 days, or however long the court allows, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report with their conclusions. Within
15 days after the report is filed, any party may object to it and request a hearing. If the appraisers' report is confirmed or modified by order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding. If the appraisers' report is rejected, the court may determine the fair value of the stock and enter judgment for the stockholder, or remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

    DISSOLUTION

    DELAWARE. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote.

    MARYLAND. Under Maryland law, a majority of the entire board of directors must adopt a resolution declaring that dissolution of the corporation is advisable and directing that the proposed dissolution be submitted for consideration at either an annual or a special meeting of the stockholders. The proposed dissolution shall be approved by the stockholders of the corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

    INTERESTED DIRECTOR TRANSACTIONS

    DELAWARE. The material facts must be disclosed to the board, and: 1) a majority of disinterested directors must authorize the transaction; 2) the transaction must be approved in good faith by vote of the stockholders; or
3) the transaction must be fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee, or the stockholders.

    MARYLAND. The fact of the common directorship or interest must be disclosed or made known to the board or the committee, and the board or committee must authorize the transaction by affirmative vote of a majority of disinterested directors; or such facts must be disclosed to stockholders and the transaction must be authorized by a majority of the votes cast by the stockholders entitled to vote. If the transaction has not been approved in the above manner, then the person asserting the validity of the transaction bears the burden of proving that the transaction was fair and reasonable to the corporation at the time it was authorized.

    STOCKHOLDER DERIVATIVE SUITS

    DELAWARE. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. Delaware does not have a security bonding requirement.

    MARYLAND. The Maryland General Corporation Law does not provide explicitly for any derivative action available to stockholders.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK AND CREATION OF AUTHORIZED
  PREFERRED STOCK

    The Company's Articles of Incorporation currently authorize the Company to issue up to 100,000,000 shares, $.01 par value. In addition, in connection with the Company's private placement offering consummated January 31, 2000, the Company authorized the issuance of up to 7,000 shares of Series A Convertible Preferred Stock, which shares have been segregated and deducted from the Company's existing authorized share amount. Accordingly, the Company now has a total Common Stock authorization of 99,993,000 shares, of which 60,693,216 shares are issued and outstanding as of the record date of April 17, 2000. This amount does not include shares reserved for issuance under outstanding warrants and options and shares issuable after conversion rights of the Series A Preferred Stock become exercisable in 2001, as well as additional shares which may be issuable in the future. If all potential future issuances are aggregated, the Company's issued and outstanding shares could easily approach the limit of its presently authorized capitalization.

    In order to provide for future issuances of shares of Common Stock, the Certificate of Incorporation which the Board has proposed for Celsion Delaware in accordance with the Proposed Reincorporation contains an authorization for up to 150,000,000 shares of Common Stock. In addition, such Certificate of Incorporation authorizes a separate class of 100,000 shares of Preferred Stock, of which it is intended that 7,000 shares will be designated as Series A Preferred Stock of Celsion Delaware, and will be the exact equivalent of, and replace, the Series A Preferred Stock previously issued by the Company in the private placement offering, without any further action by the holders of such Series A Preferred Stock.

REASONS FOR THE PROPOSAL

    The increased number of authorized shares of Common Stock provided for in the Celsion Delaware Certificate of Incorporation will provide Celsion Delaware with the ability to (i) meet commitments to issue shares in the future pursuant to the exercise of outstanding options and warrants and the conversion of Series A Preferred Stock; (ii) undertake future financing transactions such as a public or private offering; (iii) have additional shares available for future issuance in connection with acquisitions of promising technologies or other entities; (iv) use for other general corporate purposes, such as to attract and retain key management personnel in the future; and (v) use in connection with other corporate transactions not yet determined.

    In order for the Board of Directors to respond to growth of the business which may occur in the future, Celsion Delaware must have a sufficient number of authorized shares to use for the foregoing purposes, and such shares should be available for issuance without the necessity of calling and holding stockholder meetings to authorize each such issuance, unless stockholder action is otherwise required by Delaware law or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. Although there can be no assurance that any subsequent transaction of the type listed will happen at any particular time in the future or at all, the additional authorized shares in Celsion Delaware will effectively provide the Board with the flexibility to respond to opportunities which will arise in the future.

    Additionally, the authorization of a separate class of Preferred Stock, to be issued from time to time in one or more series as the Board of Directors of Celsion Delaware deems necessary, will provide Celsion Delaware with a class of securities to be used in any financings or acquisitions which it might contemplate in the future. As in the case of the recently completed private placement offering, there may be instances in which a party to a contemplated transaction wishes to include, in the terms of a stock-based transaction, such features as a liquidation preference, separate dividend and conversion rights, special voting provisions and the like, none of which can be engrafted onto existing shares of Common Stock. Through the use of a specialized series designated from a general class of Preferred Stocks, the Board of Directors will be able to fix the designation, powers, privileges, preferences and relative rights of the shares of each such series in order to tailor such shares to the needs of a particular transaction.

    The Board of Directors will make any determination to issue future shares of Common Stock or Preferred Stock based on its judgment as to the bests interests of Celsion Delaware and its stockholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a discussion of certain federal income tax considerations that may be relevant to holders of Celsion Common Stock who receive Celsion Delaware Common Stock in exchange for their Celsion Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Celsion stockholders, such as dealers in securities, or those Celsion stockholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Celsion Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

    Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

    (a) No gain or loss should be recognized by holders of Celsion Common Stock upon receipt of Celsion Delaware Common Stock pursuant to the Proposed Reincorporation;

    (b) The aggregate tax basis of the Celsion Delaware Common Stock received by each stockholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Celsion Common Stock surrendered in exchange therefor; and

    (c) The holding period of the Celsion Delaware Common Stock received by each stockholder of Celsion should include the period for which such stockholder held the Celsion Common Stock surrendered in exchange therefor, provided that such Celsion Common Stock was held by the stockholder as a capital asset at the time of the Proposed
       Reincorporation.

    The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a stockholder recognizing gain or loss with respect to each share of Celsion Common Stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Celsion Delaware Common Stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Celsion Delaware Common Stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held Celsion Common Stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a stockholder would recognize gain to the extent the stockholder received (actually or constructively) consideration other than Celsion Delaware Common Stock in exchange for the stockholder's Celsion Common Stock.

    State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Celsion Delaware should succeed, without adjustment, to the federal income tax attributes of Celsion.

                             STOCKHOLDER PROPOSALS
                          FOR THE 2001 ANNUAL MEETING

    Stockholders may submit proposals appropriate for stockholder action at the Company's Annual Meeting to be held in 2001 consistent with the regulations of the Securities and Exchange Commission and the Company's Bylaws. For proposals to be considered for inclusion in the Proxy Statement for the 2001 Annual Meeting, they must be received by the Company no later than January 12, 2001. Such proposals should be directed to Celsion Corporation, 10220-I Old Columbia Road, Columbia, Maryland, 21046-1705, Attention: Mr. Jon Mon, Secretary.

                                 OTHER BUSINESS

    The Directors of the Company are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                 COMPANY REPORTS AND INCORPORATION BY REFERENCE

    The Company's Annual Report to Stockholders on Securities and Exchange Commission Form 10-K for the fiscal year ended September 30, 1999 is being sent to stockholders along with this Proxy Statement. The Company's report on Form 10-Q for the quarter ended December 31, 1999 and the Company's interim reports on Form 8-K filed with the Securities and Exchange in February and March 2000 are incorporated herein by reference. Additional copies of these reports may be obtained upon written request to the Secretary of the Company, 10220-I Old Columbia Road, Columbia, MD 21046-1705.

                                                                      APPENDIX A

                          PLAN AND AGREEMENT OF MERGER

                                       OF

                              CELSION CORPORATION
                            (A MARYLAND CORPORATION)

                                      INTO

                         CELSION (DELAWARE) CORPORATION
                            (A DELAWARE CORPORATION)

    This Plan and Agreement of Merger provides for the merger of Celsion Corporation, a Maryland corporation, into its wholly-owned subsidiary, Celsion (Delaware) Corporation, a Delaware corporation, and is entered into pursuant to the General Corporation Law of the State of Maryland and the General Corporation Law of the State of Delaware.

    1.  IDENTITY OF CONSTITUENTS

        (a) The name of the corporation to be merged is Celsion Corporation, a Maryland corporation (hereinafter the "Merged Corporation"). The Merged Corporation was incorporated in Maryland in 1982 as A.Y. Cheung
    Associates, Inc., and changed its name to Cheung Laboratories, Inc. on June 21, 1984 and to Celsion Corporation on May 1, 1998.

        (b) The name of the surviving corporation is Celsion (Delaware) Corporation, a Delaware corporation (hereinafter the "Surviving
    Corporation"), incorporated on April   , 2000.

    2.  OUTSTANDING SHARES

        (a) As of the date hereof, the capital stock of the Merged Corporation consists of a total of 100,000,000 authorized shares, $0.01 par value, of which 7,000 shares are separately classified as Series A 10% Convertible Preferred Stock ("Series A Stock"), and 99,993,000 shares are Common Stock. As of the date hereof, there are 4,852.5 issued and outstanding shares of Series A Stock, each of which has a liquidation preference of One Thousand
    ($1,000) Dollars, and             issued and outstanding shares of Common
    Stock.

        (b) As of the date hereof, the authorized capital stock of the Surviving Corporation consists of (i) 100,000 shares of Preferred Stock, $.01 par value, issuable in one or more series from time to time authorized by the Board of Directors of the Surviving Corporation, of which 7,000 shares have been designated as Series A 10% Convertible Preferred Stock, no shares of which are presently issued and outstanding, and (ii) 150,000,000 shares of Common Stock, $.01 par value, of which one (1) share is issued and outstanding.

    3.  TERMS AND CONDITIONS OF MERGER

        (a) On the Effective Date of the Merger (as defined below), the Merged Corporation shall merge with and into the Surviving Corporation.

        (b) On the Effective Date of the Merger, (i) each outstanding share of Common Stock of the Merged Corporation shall automatically be converted into one share of Common Stock, $0.01 par value, of the Surviving Corporation, and (ii) each outstanding share of Series A Stock of the Merged

    Corporation shall automatically be converted into one share of Series A 10% Convertible Preferred Stock of the Surviving Corporation.

        (c) Upon the Effective Date of the Merger, each share of Common Stock, par value $0.01 per share, of the Surviving Corporation issued and outstanding immediately prior thereto shall, by virtue of the merger and without any action by the Surviving Corporation, by the holder of such shares or by any other person, be canceled and returned to the status of authorized but unissued shares.

        (d) The merger shall be consummated in accordance with the laws of the State of Delaware and of the State of Maryland.

        (e) Upon the Effective Date of the Merger, the separate existence of the Merged Corporation shall cease and be merged into the Surviving Corporation in accordance with the provisions of this Plan of Merger. The Surviving Corporation shall survive such merger and shall continue in existence under the laws of Delaware and shall, without other actions or instruments of transfer (except as may be required by applicable law), succeed to and possess all the rights, privileges, immunities, powers and purposes of the Merged Corporation, and all rights and property of the Merged Corporation of any kind whatsoever, whether real or personal, tangible or intangible, including, without limitation, causes of action, contractual rights, licenses, and all conditional and unconditional rights and privileges whatsoever, and every other asset of the Merged Corporation, shall vest in such Surviving Corporation without further act or deed. The Surviving Corporation shall assume, succeed to and be liable for all liabilities, obligations and penalties of the Merged Corporation, including, without limitation, its contractual obligations. No liability or obligation due or to become due, or claim or demand for any cause existing against either of the Surviving Corporation of the Merged Corporation, or any shareholder, officer or director thereof, shall be released or impaired by such merger. No action or proceeding, civil or criminal, then pending by or against either the Merged Corporation or the Surviving Corporation, or any shareholder, officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger had not occurred, or, alternatively, the Surviving Corporation may be substituted in any such action in the place and stead of the Merged Corporation.

        (f) At the Effective Date of the Merger, the name of the Surviving Corporation shall be Celsion Corporation and the Certificate of Incorporation of the Surviving Corporation shall be amended by certificate of merger or other appropriate instrument to change the name of the Surviving Corporation to Celsion Corporation. Except for that change, the Certificate of Incorporation of the Surviving Corporation shall continue to exist and shall not be deemed otherwise amended by reason of the merger.

        (g) The By-Laws of the Surviving Corporation, as they exist on the Effective Date of the Merger, shall be and remain the By-Laws of the Surviving Corporation until they shall be altered, amended or repealed as provided therein.

        (h) The directors and officers of the Merged Corporation immediately prior to the merger shall be and remain the directors and officers of the Surviving Corporation on the Effective Date of the Merger until their successors shall have been duly elected and qualified or until as otherwise provided by law or by the Certificate of Incorporation or By-Laws of the Surviving Corporation.

        (i) The officers of the Merged Corporation and the Surviving Corporation, respectively, are authorized and directed to take any and all actions and to make, execute, deliver, file and record any and all instruments and documents necessary to effect any of the provisions of the merger pursuant to this Plan and Agreement of Merger, including certificates and articles of merger required by law.

        (j) If, at any time prior to the Effective Date of the Merger, any events or circumstances occur which, in the opinion of the Board of Directors of the Merged Corporation, render it inadvisable to consummate the merger, this Plan and Agreement of Merger shall not become effective. However, the filing of a Certificate of Ownership and Merger in the State of Delaware shall conclusively establish that no action to terminate this Plan of Merger has been taken by the Board of Directors of the Surviving Corporation or of the Merged Corporation.

        (k) The Surviving Corporation shall pay all the expenses of carrying this Plan and Agreement of Merger into effect and of accomplishing the merger.

        (l) For the convenience of the parties and to facilitate approval of this Plan and Agreement of Merger, any number of counterparts thereof may be executed, and each such executed counterpart shall be deemed to be an original and all counterparts together shall constitute one instrument.

    4.  EFFECTIVE DATE OF MERGER

    The Effective Date of the Merger shall be the date and time of filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

    5.  POST-EFFECTIVE ACTIONS AND FURTHER ASSURANCES.

    If at any time after the Effective Date of the Merger the Surviving Corporation shall consider that any further assurances, agreements, assignments, deeds or other acts are necessary or desirable to confirm or vest in the Surviving Corporation the ownership of any property or rights acquired or intended to be acquired by reason of or as a result of the merger, or to otherwise effectuate the purposes of this Plan and Agreement of Merger, the Surviving Corporation and its officers and directors are hereby authorized and directed to execute and deliver all such assurances, agreements, assignments and deeds and to take all actions necessary or desirable to carry out the purposes of this Plan and Agreement of Merger in the name and on behalf of the Merged Corporation and the Surviving Corporation, as the case may be.

    6.  STATUS AND EXCHANGE OF CERTIFICATES

        (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of the Merged Corporation may, at such stockholder's option, surrender the same for cancellation to American Stock Transfer & Trust Company, as transfer agent (the "Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate representing shares of the Merged Corporation's Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of the Merged Corporation's Common Stock were converted in the Merger. The registered owner on the books and records of the Surviving Corporation or the Agent of any shares represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion, have and be entitled to exercise any voting and other rights with respect to the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

        (b) Each certificate representing Common Stock of the Surviving Corporation issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as may appear on the predecessor certificates of the Merged Corporation, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

    7.  GENERAL

        (a) The Boards of Directors of the Merged Corporation and the Surviving Corporation may amend this Plan and Agreement at any time prior to the filing thereof (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and Maryland, provided that an amendment made subsequent to the adoption of this Plan and Agreement by the stockholders of either the

    Merged Corporation or the Surviving Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of either corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any constituent corporation.

        (b) The registered office of the Surviving Corporation in the State of Delaware is c/o United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901, and the name of the registered agent at said address is United Corporate Services, Inc.

    The foregoing Plan and Agreement of Merger, having been approved and adopted by resolution of the Board of Directors of both the Surviving Corporation and the Merged Corporation, is hereby executed in accordance with the laws of the
State of Delaware and the laws of the State of Maryland this       day of April,
2000.

                                                       CELSION CORPORATION.
                                                       (a Maryland corporation)

                                                       By:
                                                            -----------------------------------------
                                                            Spencer J. Volk,
                                                            President and Chief Executive Officer

                                                       By:
Attest: -------------------------------                     -----------------------------------------
       Secretary                                            Augustine Y. Cheung, Chairman

                                                       CELSION (DELAWARE) CORPORATION.
                                                       (a Delaware corporation)

                                                       By:
                                                            -----------------------------------------
                                                            Spencer J. Volk,
                                                            President and Chief Executive Officer

                                                       By:
Attest: -------------------------------                     -----------------------------------------
       Secretary                                            Augustine Y. Cheung, Chairman

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                         CELSION (DELAWARE) CORPORATION

    The undersigned, a natural person of legal age, for the purpose of organizing a corporation pursuant to the General Corporation Law of the State of Delaware, hereby certifies that:

    FIRST:  The name of the Corporation is

                         CELSION (DELAWARE) CORPORATION

    SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is c/o United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901, and the name of the registered agent at said address is United Corporate Services, Inc.

    THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

    FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred fifty million one hundred thousand (150,100,000) shares, consisting of (i) one hundred fifty million (150,000,000) shares of Common Stock, par value $0.01 per share ("Common Stock"), and (ii) one hundred thousand (100,000) shares of Preferred Stock par value $0.01 per share ("Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series.

    The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit the conversion of the Preferred Stock into Common Stock in accordance with any terms governing such conversion established by the Board of Directors under applicable law.

    The Board of Directors is hereby authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, by resolution to provide for the issuance of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.

    The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but shall not be limited to, determination of the following:

        (a) The number of shares constituting that series (including an increase or decrease in the number of shares of any such series (but not below the number of shares in any series then outstanding) and the distinctive designation of that series;

        (b) Whether a dividend shall be payable on any series, and, if so, the dividend rate on the shares in that series, whether dividends shall be in cash or in kind, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

        (c) Whether that series shall have voting rights (including multiple or fractional votes per share) in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

        (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

        (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

        (f) Whether that series shall have a sinking fund or sinking funds for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund or funds;

        (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment with respect to shares of that series; and

        (h) Any other relative rights, preferences and limitations of that series.

    No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for, purchase or receive any securities convertible to or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation, except in the case of any shares of Preferred Stock to which such rights are specifically granted by any resolution or resolutions of the Board of Directors adopted pursuant to this Article FOURTH.

    FIFTH:  The name and address of the incorporator are as follows:

NAME                                     ADDRESS
----                                     -------
Michael Barr                             10 Bank Street
                                         White Plains, NY 10606

    SIXTH:  The Corporation is to have perpetual existence.

    SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of any receiver or receivers appointed for this Corporation under
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the indebtedness held by such creditors or class of creditors, and/or three-fourths of the shares held by the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on the Corporation.

    EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

        (a) The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws.

        (b) The Board of Directors shall have power without the assent or vote of the stockholders:

           (1) To make, alter, amend, change, add to or repeal the By-Laws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

           (2) To determine from time to time whether, and at what times and places, and under what conditions the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

        (c) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the General Corporation Law of the State of Delaware, of this Certificate, and to any By-Laws from time to time made by the stockholders; provided, however, that no By-Laws so made shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been made.

    NINTH:

        (a) The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, and, in accordance therewith, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

        (b) The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

        (c) Neither any amendment nor repeal of this Article NINTH, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article NINTH, shall eliminate or reduce the effect of this Article NINTH with respect to any matter occurring, or any action or proceeding accruing or arising or that, but for this Article NINTH, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

    TENTH: From time to time any of the provisions of the Corporation's Certificate of Incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted as prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TENTH.

    IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury
this       (th) day of March, 2000.

                                          s/____________________________________

                                                                  --Incorporator

                                                                      APPENDIX C

                                     BYLAWS

                                       OF

                         CELSION (DELAWARE) CORPORATION

                                   ARTICLE I
                               CORPORATE OFFICES

    1.1 REGISTERED OFFICE. The registered office of the corporation shall be fixed in the Certificate of Incorporation of the corporation.

    1.2 OTHER OFFICES. The board of directors may at any time establish the principal office and any branch or subordinate offices of the corporation at any place or places deemed advisable.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    2.1 PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors.

    2.2  ANNUAL MEETING.

        (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected, and any other proper business may be transacted.

        (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or
    (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b), the chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

        (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (b) of this
    Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including, without limitation, such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

    2.3 SPECIAL MEETING. A special meeting of the stockholders may be called at any time by the board of directors, the president or the chairman, but such special meeting may not be called by any other person or persons. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

    2.4 ORGANIZATION. Meetings of stockholders shall be presided over by the president, the chairman or, in his or her absence, by a chairman designated by the board of directors, or in the absence of such designation, by a chairman chosen at the meeting by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote thereat. The secretary, or in his or her absence an assistant secretary, or in the absence of the secretary and any assistant secretary, a person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

    The board of directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the board of directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting. Unless determined by the board of directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

    2.5 NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

    2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by mail, telecopy, telegram or other electronic or wireless means. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telecopy, telegram or other electronic or wireless means.

    An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice or report.

    2.7 QUORUM. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders by the vote of the holders of a majority of the stock, present in person or represented by proxy shall have power to adjourn the meeting.

    When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the Certificate of Incorporation or these Bylaws, a vote of a greater number or voting by classes is required, in which case such express provision shall govern and control the decision of the question.

    If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

    2.8 ADJOURNED MEETING; NOTICE. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the voting power of the shares represented at that meeting, either in person or by proxy. In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.7 of these Bylaws.

    When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. However, if a new record date for the adjourned meeting is fixed or if the adjournment is for more than thirty (30) days from the date set for the original meeting, then notice of the adjourned meeting shall be given. Notice of any such adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.5 and
2.6 of these Bylaws. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

    2.9 VOTING. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of
Section 2.12 of these Bylaws, subject to applicable provisions of the General Corporation Law of Delaware.

    Except as may be otherwise provided in the Certificate of Incorporation, by instruments setting forth the voting rights of specific classes or series of stocks, by these Bylaws or by applicable law, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

    Any stockholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, may vote them against the proposal; but if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares which the stockholder is entitled to vote.

    2.10 VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT. The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy.

    Attendance by a person at a meeting shall constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

    2.11 ACTION BY WRITTEN CONSENT. Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as dividend or upon liquidation, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

    2.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS. For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by applicable law.

    If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

    The record date for any other purpose shall be as provided in Section 8.1 of these Bylaws.

    2.13 PROXIES. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy, which may be in the form of a telegram, cablegram, or other means of electronic transmission, signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the secretary of the corporation.

    A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation.

    2.14 INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and to determine such matters as quorum, validity of proxies and ballots, voting eligibility, and the tabulation of votes. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

    The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                  ARTICLE III
                                   DIRECTORS

    3.1 POWERS. Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

    3.2 NUMBER AND TERM OF OFFICE. The authorized number of directors shall be not less than three (3) nor more than nine (9). Within such limits, the number of directors shall be initially fixed at seven (7), which number may be changed by resolution of the board of directors. An indefinite number of directors may be fixed, or the definite number of directors may be changed, by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this bylaw duly adopted by the stockholders or the board of directors.

    No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

    3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS.  Except as provided in
Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. Directors need not be stockholders unless so required by the Certificate of Incorporation or by these Bylaws.

    3.4 RESIGNATION AND VACANCIES. Any director may resign on giving written notice to the president, the chairman, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective.

    Unless otherwise provided in the Certificate of Incorporation or by these Bylaws, vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified. Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

        (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

        (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

    If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

    3.5 REMOVAL. Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

    3.6 PLACE OF MEETINGS; MEETINGS BY TELEPHONE. Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board of directors. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

    Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

    3.7 REGULAR MEETINGS. Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors.

    3.8 SPECIAL MEETINGS; NOTICE. Special meetings of the board of directors for any purpose or purposes may be called at any time by the president, the chairman, the secretary or by any two (2) or more of the directors.

    Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by mail, telecopy, telegram or other electronic or wireless means, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation or if the address is not readily ascertainable, notice shall be addressed to the director at the city or place in which the meetings of directors are regularly held. If the notice is mailed, it shall be deposited in the United States mail at least three (3) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy, telegram or other electronic or wireless means, it shall be delivered personally or by telephone or other electronic or wireless means at least twenty-four
(24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

    3.9 QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to fill vacancies in the board of directors as provided in Section 3.4 and to adjourn as provided in
Section 3.11 of these Bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the Certificate of Incorporation and applicable law.

    A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

    3.10 WAIVER OF NOTICE. Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or
(ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. The transactions of any meeting of the board, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

    3.11 ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

    3.12 NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given if announced unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given.

    3.13 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board of directors individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

    3.14 ORGANIZATION. Meetings of the board of directors shall be presided over by the president, the chairman, or, in his or her absence, by a president pro tem chosen by a majority of the directors present. The secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

    3.15 FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

                                   ARTICLE IV
                                   COMMITTEES

    4.1  COMMITTEES OF DIRECTORS.  The board of directors may designate one
(1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board of directors. The board of directors may designate one
(1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The purposes and authority of any committee shall be as provided in the resolution of the board, but no such committee shall have power or authority by itself to (i) approve or adopt or recommend to the stockholders any action or matter that requires the approval of the stockholders or (ii) adopt, amend or repeal any Bylaw of the corporation.

    4.2 MEETINGS AND ACTION OF COMMITTEES. To the extent feasible, meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.6 (place of meetings), Section 3.7 (regular meetings), Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment), Section 3.12 (notice of adjournment), and Section 3.13 (action without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the board of directors and its members, provided, however, that the board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE V
                                    OFFICERS

    5.1 OFFICERS. The officers of this corporation shall consist of a president, a chairman, a chief scientific officer, one or more vice presidents, a secretary, a treasurer, and such other officers as may be determined from time to time by the board of directors, all of whom shall be chosen in such manner and hold their offices for such terms as the board of directors may prescribe. Any two or more of such offices may be held by the same person. The board of directors may designate one or more vice presidents as executive vice presidents or senior vice presidents. The board of directors may from time to time designate the president or any other officer as the chief operating officer of the corporation.

    5.2 TERMS OF OFFICE AND COMPENSATION. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the board of directors and may be altered by said board from time to time at its pleasure, subject to the rights, if any, of said officers under any contract of employment.

    5.3 REMOVAL; RESIGNATION OF OFFICERS AND VACANCIES. Any officer of the corporation may be removed at the pleasure of the board of directors at any meeting or by vote of stockholders entitled to exercise the majority of voting power of the corporation at any meeting or at the pleasure of any officer who may be granted such power by a resolution of the board of directors. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. If any vacancy occurs in any office of the corporation, the board of directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor is duly chosen and qualified.

    5.4 PRESIDENT. The president shall be the chief executive officer of the corporation and shall have general direction of the affairs of the corporation and general supervision over its several officers, subject, however, to the control of the board of the board of directors. The president shall at each annual meeting and from time to time report to the stockholders and the board of directors all matters within his knowledge which the interest of the corporation may require to be brought to their notice, may sign with the treasurer or an assistant treasurer, if any, or the secretary or an assistant secretary, if any, any or all certificates of stock of the corporation. The president shall preside at all meetings of the stockholders and at all meetings of the board of directors, may sign and execute in the name of the corporation all contracts or other instruments authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated or permitted by the board of directors or by these Bylaws to some other officer or agent of the corporation, and in general shall perform such duties and, subject to the other provisions of these Bylaws and to the control of the board of directors, have such powers incident to the office of president and perform such other duties and have such other powers as from time to time may be assigned to him by the board of directors.

    5.5 CHAIRMAN OF THE BOARD. The chairman shall be a senior executive officer of the corporation and shall exercise and perform such powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these Bylaws. The chairman shall report to the board of directors.

    5.6 UNAVAILABILITY OF PRESIDENT. In case of the absence, disability or death of the president, the chairman or, if he is not available, a vice president, shall exercise all the powers and perform all the duties of the president. If there is more than one elected vice president, the order in which the elected vice presidents shall succeed to the powers and duties of the president shall be as fixed by the board of directors.

    5.7  SECRETARY.  The powers and duties of the secretary are:

        (a) To keep a book of minutes at the principal office of the corporation, or such other place as the board of directors may order, of all meetings of its directors and stockholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

        (b) To keep the seal of the corporation and affix the same to all instruments which may require it.

        (c) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the stockholders and their addresses, the number of and classes of shares, and the number and date of cancellation of every certificate surrendered for cancellation.

        (d) To keep a supply of certificates for shares of the corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

        (e) To transfer upon the share books of the corporation any and all shares of the corporation; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the corporation then has one or more duly appointed and acting registrars, to the reasonable regulations of the registrar to which the new certificate is presented for registration; and provided, further that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 8.5 hereof.

        (f) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal, or neglect of the secretary to make service or publication of any notices, then such notices may be served and/or published by the president or a vice president, or by any person thereunto authorized by either of them or by the board of directors or by the holders of a majority of the outstanding shares of the corporation.

        (g) Generally to do and perform all such duties as pertain to the office of secretary and as may be required by the board of directors.

                                   ARTICLE VI
                         INDEMNIFICATION OF DIRECTORS,
                      OFFICERS, EMPLOYEES AND OTHER AGENTS

    6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized in advance by the board of directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the General Corporation Law of Delaware or (iv) such indemnification is required to be made pursuant to an individual contract. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation,
(ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    6.2 INDEMNIFICATION OF OTHERS. The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or
(iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    6.3 INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

    6.4 EXPENSES. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise; provided, however, that the corporation shall not be required to advance expenses to any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

    Notwithstanding the foregoing, unless otherwise determined pursuant to
Section 6.5, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

    6.5 NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

    6.6 SURVIVAL OF RIGHTS. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    6.7 AMENDMENTS. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                                  ARTICLE VII
                              RECORDS AND REPORTS

    7.1 MAINTENANCE AND INSPECTION OF RECORDS. The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

    Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

    7.2 INSPECTION BY DIRECTOR. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

                                  ARTICLE VIII
                                GENERAL MATTERS

    8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty
(60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by law.

    If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

    8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS. From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

    8.3 CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

    8.4 FISCAL YEAR. The fiscal year of this corporation shall begin on the first day of October of each year and end on the last day of September of the following year.

    8.5 STOCK CERTIFICATES. There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every holder of shares of the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by the president or the chairman or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

    8.6 SPECIAL DESIGNATION ON CERTIFICATES. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    8.7 LOST CERTIFICATES. The corporation may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The board of directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

    8.8 CONSTRUCTION; DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

    8.9 PROVISIONS ADDITIONAL TO PROVISIONS OF LAW. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

    8.10 PROVISIONS CONTRARY TO PROVISIONS OF LAW. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in Section 8.9 hereof, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

    8.11 NOTICES. Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

                                   ARTICLE IX
                                   AMENDMENTS

    Subject to Section 6.7 hereof, the original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

    Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                              CELSION CORPORATION
                            (A MARYLAND CORPORATION)
                           10220-I OLD COLUMBIA ROAD
                               COLUMBIA, MD 21046

                                     PROXY
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 1, 2000

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF CELSION CORPORATION


     The undersigned hereby appoints Spencer J. Volk and Augustine Y. Cheung as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Celsion Corporation held of record by the undersigned at the Annual Meeting of Stockholders to be held on Thursday, June 1, 2000 or at any adjournment or adjournments thereof.

             (Continued and to be dated and signed on other side)

                                        * Please Detach and Mail in the Envelope Provided *
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   |
 -----                          --                                                                                 |
|     |  Please mark your      |                                                                                   |
|  X  |  votes as indicated                                                                                         -----
|     |  in this example
 -----

                                      FOR all
                                      nominees
                                       listed
PROPOSAL(S)                          at right
                                     (except as      Vote
                                      marked to    WITHHELD
                                    the contrary    for all
                                     below)        the nominees
                                                   listed                                          FOR    AGAINST  ABSTAIN
(1) To elect a Board of seven          ------      ------    (2) To ratify the selection of      ------   ------   ------
    Directors, to hold office          |    |      |    |        Stegman & Company as the        |    |   |    |   |    |
    until the next annual meeting      |    |      |    |        independent public accountants  |    |   |    |   |    |
    and until their respective         ------      ------        of the Company for the fiscal   ------   ------   ------
    successors shall have been                                   year ending September 30, 2000;
    elected and shall have
    qualified;
                                                             (3) To change the Company's state   ------   ------   ------
NOMINEES:                                                        of incorporation from Maryland  |    |   |    |   |    |
01-S.J. Volk, 02-A.Y. Cheung,                                    to Delaware and to change its   |    |   |    |   |    |
03-M.E. Link, 04-L.D. Lefall, Jr.,                               authorized capitalization as    ------   ------   ------
05-C. Tihon, 06-J. Mon, 07-W.B. Herbst                           set forth in the Proxy
                                                                 Statement; and

                                                             (4) In their discretion, to act     ------   ------   ------
Instructions: To withhold authority to                           on all other business as may    |    |   |    |   |    |
vote for any individual nominee(s), write                        properly come before the        |    |   |    |   |    |
the name(s) of such nominee(s) on the line below                 Meeting or any adjournment or   ------   ------   ------
                                                                 adjournments thereof.

____________________________________________


                                                                                  THIS PROXY WILL BE VOTED AS SPECIFIED.
                                                                      IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE
                                                                          ADOPTION OF PROPOSALS 1, 2, 3 AND 4, AS SAID PROXIES,
                                                                                     AND EACH OF THEM, MAY DETERMINE.


                                                                                      JUNE 1, 2000 ANNUAL STOCKHOLDERS MEETING
                                                                                                 CELSION CORPORATION

__________________________  __________________________ Date: ____________, 2000   PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
Signature(s) of Stockholder(s)  Signature(s) of Stockholder(s)                   PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.